Exhibit 99.3
December 14, 2009
Mr. Jack I. Ruff
President and Chief Executive Officer
Sunair Services Corporation
1350 E. Newport Center Drive, Ste. 201
Deerfield Beach, FL 33442

RE:	Merger of Buyer Acquisition Corp. with and into Sunair Services Corporation (the “Merger”)
Dear Mr. Ruff:
     Effective upon the filing of the Articles of Merger with the Secretary of State of the state of Florida, evidencing the Merger, I hereby resign as a member of the Board of Directors of Sunair Services Corporation.

Sincerely,
/s/ Arnold Heggestad
Arnold Heggestad, Ph.D.

December 14, 2009
Mr. Jack I. Ruff
President and Chief Executive Officer
Sunair Services Corporation
1350 E. Newport Center Drive, Ste. 201
Deerfield Beach, FL 33442

RE:	Merger of Buyer Acquisition Corp. with and into Sunair Services Corporation (the “Merger”)
Dear Mr. Ruff:
     Effective upon the filing of the Articles of Merger with the Secretary of State of the state of Florida, evidencing the Merger, I hereby resign as a member of the Board of Directors of Sunair Services Corporation.

Sincerely,
/s/ Richard C. Rochon
Richard C. Rochon

December 14, 2009
Mr. Jack I. Ruff
President and Chief Executive Officer
Sunair Services Corporation
1350 E. Newport Center Drive, Ste. 201
Deerfield Beach, FL 33442

RE:	Merger of Buyer Acquisition Corp. with and into Sunair Services Corporation (the “Merger”)
Dear Mr. Ruff:
     Effective upon the filing of the Articles of Merger with the Secretary of State of the state of Florida, evidencing the Merger, I hereby resign as a member of the Board of Directors of Sunair Services Corporation.

Sincerely,
/s/ Charles P. Steinmetz
Charles P. Steinmetz

December 14, 2009
Mr. Jack I. Ruff
President and Chief Executive Officer
Sunair Services Corporation
1350 E. Newport Center Drive, Ste. 201
Deerfield Beach, FL 33442

RE:	Merger of Buyer Acquisition Corp. with and into Sunair Services Corporation (the “Merger”)
Dear Mr. Ruff:
     Effective upon the filing of the Articles of Merger with the Secretary of State of the state of Florida, evidencing the Merger, I hereby resign as a member of the Board of Directors of Sunair Services Corporation.

Sincerely,
/s/ Mario B. Ferrari
Mario B. Ferrari

December 14, 2009
Mr. Jack I. Ruff
President and Chief Executive Officer
Sunair Services Corporation
1350 E. Newport Center Drive, Ste. 201
Deerfield Beach, FL 33442

RE:	Merger of Buyer Acquisition Corp. with and into Sunair Services Corporation (the “Merger”)
Dear Mr. Ruff:
     Effective upon the filing of the Articles of Merger with the Secretary of State of the state of Florida, evidencing the Merger, I hereby resign as a member of the Board of Directors of Sunair Services Corporation.

Sincerely,
/s/ Robert C. Griffin
Robert C. Griffin

December 14, 2009
Mr. Jack I. Ruff
President and Chief Executive Officer
Sunair Services Corporation
1350 E. Newport Center Drive, Ste. 201
Deerfield Beach, FL 33442

RE:	Merger of Buyer Acquisition Corp. with and into Sunair Services Corporation (the “Merger”)
Dear Mr. Ruff:
     Effective upon the filing of the Articles of Merger with the Secretary of State of the state of Florida, evidencing the Merger, I hereby resign as a member of the Board of Directors of Sunair Services Corporation.

Sincerely,
/s/ Steven P. Oppenheim
Steven P. Oppenheim

December 14, 2009
Mr. Jack I. Ruff
President and Chief Executive Officer
Sunair Services Corporation
1350 E. Newport Center Drive, Ste. 201
Deerfield Beach, FL 33442

RE:	Merger of Buyer Acquisition Corp. with and into Sunair Services Corporation (the “Merger”)
Dear Mr. Ruff:
     Effective upon the filing of the Articles of Merger with the Secretary of State of the state of Florida, evidencing the Merger, I hereby resign as a member of the Board of Directors of Sunair Services Corporation.

Sincerely,
/s/ Joseph S. DiMartino
Joseph S. DiMartino